Exhibit 99.1

Discontinued Operations Presentation - FMC Health and Nutrition
On March 31, 2017, we signed a definitive agreement to sell FMC Health and Nutrition, excluding its Omega-3 business, to DuPont and we expect the sale to be completed in the fourth quarter of 2017, subject to customary regulatory approvals and closing conditions. Additionally, as part of the strategic shift to exit the Health and Nutrition business, we are pursuing the sale of our Omega-3 business and believe it is probable it will be sold within one year.
We have concluded, as a result of the signing of the definitive agreement with DuPont and the pursuit of the Omega-3 sale, that FMC Health and Nutrition has met the criteria to be an asset held for sale and therefore will be presented as a discontinued operation in accordance with U.S. generally accepted accounting principles ("GAAP"). Accordingly, we have recasted the following financial schedules for each quarterly period within the fiscal year ended December 31, 2016 as well as the full year fiscal years ended December 31, 2016 and 2015, respectively, to present the FMC Health and Nutrition segment as a discontinued operation.

Recasted Financial Schedules:

FMC CORPORATION
RECASTED - CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in millions, except per share amounts)

	2016					2015
	Q1	Q2	Q3	Q4	FY	FY
Revenue	$606.4	$615.3	$628.8	$688.4	$2,538.9	$2,491.0

Costs of sales and services	390.4	379.9	414.2	423.2	1,607.7	1,690.6

Gross margin	216.0	235.4	214.6	265.2	931.2	800.4

Selling, general and administrative expenses	110.1	110.6	99.9	137.9	458.5	660.7
Research and development expenses	34.2	33.2	30.6	36.5	134.5	135.9
Restructuring and other charges (income)	9.5	9.1	14.1	62.3	95.0	150.3
Total costs and expenses	544.2	532.8	558.8	659.9	2,295.7	2,637.5
Income from continuing operations before equity in (earnings) loss of affiliates, interest expense, net and income taxes	62.2	82.5	70.0	28.5	243.2	(146.5)
Equity in (earnings) of affiliates	—	—	(0.4)	(0.1)	(0.5)	—
Interest expense, net	15.8	15.2	15.4	16.5	62.9	60.9

Income (loss) from continuing operations before income taxes	46.4	67.3	55.0	12.1	180.8	(207.4)
Provision for income taxes	20.4	20.5	6.5	2.7	50.1	5.2
Income (loss) from continuing operations	26.0	46.8	48.5	9.4	130.7	(212.6)
Discontinued operations, net of income taxes	22.7	20.2	31.1	7.0	81.0	711.1
Net income	$48.7	$67.0	$79.6	$16.4	$211.7	$498.5
Less: Net income (loss) attributable to noncontrolling interests	0.4	1.8	(0.1)	0.5	2.6	9.5
Net income attributable to FMC stockholders	$48.3	$65.2	$79.7	$15.9	$209.1	$489.0

Amounts attributable to FMC stockholders:
Income (loss) from continuing operations, net of income tax	$25.6	$45.0	$48.9	$8.9	$128.4	$(222.0)
Income from Discontinued operations, net of income tax	22.7	20.2	30.8	7.0	80.7	711.0
Net income (loss) attributable to FMC stockholders	$48.3	$65.2	$79.7	$15.9	$209.1	$489.0
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations (1)	$0.19	$0.34	$0.36	$0.07	$0.96	$(1.66)
Discontinued operations (1)	0.17	0.15	0.23	0.05	0.60	5.32
Basic earnings per common share (1)	$0.36	$0.49	$0.59	$0.12	$1.56	$3.66
Average number of shares outstanding used in basic earnings per share computations	133.8	133.9	134.0	133.9	133.9	133.7
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations (1)	$0.19	$0.34	$0.36	$0.07	$0.96	$(1.66)
Discontinued operations (1)	0.17	0.15	0.23	0.05	0.60	5.32
Diluted earnings per common share (1)	$0.36	$0.49	$0.59	$0.12	$1.56	$3.66
Average number of shares outstanding used in diluted earnings per share computations	134.3	134.6	134.7	134.8	134.5	133.7
(1)     The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.

FMC CORPORATION
RECASTED - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECASTED - RECONCILIATION OF NET INCOME ATTRIBUTABLE TO FMC STOCKHOLDERS (GAAP)
TO ADJUSTED AFTER-TAX EARNINGS FROM CONTINUING OPERATIONS,
ATTRIBUTABLE TO FMC STOCKHOLDERS (NON-GAAP)
(Unaudited, in millions, except per share amounts)

	2016					2015
	Q1	Q2	Q3	Q4	FY	FY
Net income attributable to FMC stockholders (GAAP)	$48.3	$65.2	$79.7	$15.9	$209.1	$489.0
Corporate special charges (income):
Restructuring and other charges (income)	9.5	9.1	14.1	62.3	95.0	150.3
Non-operating pension and postretirement charges	1.1	1.2	0.2	20.9	23.4	29.8
Acquisition-related charges	7.4	5.0	4.4	6.6	23.4	290.3
Income tax expense (benefit) on Corporate special charges (income)	(5.2)	(4.5)	(5.0)	(30.2)	(44.9)	(137.8)
Discontinued operations attributable to FMC stockholders, net of income taxes (1)	(22.7)	(20.2)	(30.8)	(7.0)	(80.7)	(711.0)
Non-GAAP tax adjustments	9.6	6.5	(3.9)	20.2	32.4	94.7

Adjusted after-tax earnings from continuing operations attributable to FMC stockholders (Non-GAAP) (2)	$48.0	$62.3	$58.7	$88.7	$257.7	$205.3

Diluted earnings per common share (GAAP) (3)	$0.36	$0.49	$0.59	$0.12	$1.56	$3.66
Corporate special charges (income) per diluted share, before tax:
Restructuring and other charges (income)	0.07	0.06	0.10	0.46	0.71	1.12
Non-operating pension and postretirement charges	0.01	0.01	—	0.16	0.17	0.22
Acquisition-related charges	0.06	0.04	0.03	0.05	0.17	2.16
Income tax expense (benefit) on Corporate special charges (income), per diluted share	(0.04)	(0.03)	(0.04)	(0.23)	(0.33)	(1.02)
Discontinued operations attributable to FMC stockholders, net of income taxes per diluted share	(0.17)	(0.15)	(0.22)	(0.05)	(0.60)	(5.32)
Non-GAAP tax adjustments per diluted share	0.07	0.04	(0.02)	0.15	0.24	0.71

Diluted adjusted after-tax earnings from continuing operations per share, attributable to FMC stockholders (Non-GAAP) (3)	$0.36	$0.46	$0.44	$0.66	$1.92	$1.53

Average number of shares outstanding used in diluted adjusted after-tax earnings from continuing operations per share computations (4)	134.3	134.6	134.7	134.8	134.5	134.4

(1)	Discontinued operations, net of income taxes for 2015 includes an after-tax gain of approximately $702 million resulting from the divestiture of FMC Alkali Chemicals Division.

(2)
The Company believes that the Non-GAAP financial measure “Adjusted after-tax earnings from continuing operations attributable to FMC stockholders”, and its presentation on a per share basis, provides useful information about the Company’s operating results to investors and securities analysts. Adjusted earnings excludes the effects of corporate special charges, tax-related adjustments and the results of our discontinued operations. The Company also believes that excluding the effects of these items from operating results allows management and investors to compare more easily the financial performance of its underlying businesses from period to period.

(3)	The sum of quarterly earnings per common share may differ from the full year amounts due to rounding.

(4)
The average number of shares outstanding used in the twelve months ended December 31, 2015 diluted adjusted after-tax earnings from continuing operations per share computation (Non-GAAP) includes 0.7 million diluted shares. The number of shares differs from the average number of shares outstanding used in diluted earnings per share computations (GAAP) as we had a net loss from continuing operations attributable to FMC stockholders.

FMC CORPORATION
RECASTED - RECONCILIATION OF NET INCOME (GAAP) TO ADJUSTED EARNINGS FROM CONTINUING OPERATIONS,
BEFORE INTEREST AND INCOME TAXES (NON-GAAP)
(Unaudited, in millions)

	2016					2015
	Q1	Q2	Q3	Q4	FY	FY
Net income (GAAP)	$48.7	$67.0	$79.6	$16.4	$211.7	$498.5
Restructuring and other charges (income)	9.5	9.1	14.1	62.3	95.0	150.3
Non-operating pension and postretirement charges	1.1	1.2	0.2	20.9	23.4	29.8
Acquisition-related charges	7.4	5.0	4.4	6.6	23.4	290.3
Discontinued operations, net of income taxes	(22.7)	(20.2)	(31.1)	(7.0)	(81.0)	(711.1)
Interest expense, net	15.8	15.2	15.4	16.5	62.9	60.9
Provision for income taxes	20.4	20.5	6.5	2.7	50.1	5.2
Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (Non-GAAP)	$80.2	$97.8	$89.1	$118.4	$385.5	$323.9

FMC CORPORATION
RECASTED - INDUSTRY SEGMENT DATA
(Unaudited, in millions)

	2016					2015
	Q1	Q2	Q3	Q4	FY	FY
Revenue
FMC Agricultural Solutions	$546.1	$552.0	$558.9	$617.8	$2,274.8	$2,252.9
FMC Lithium	60.3	63.3	69.9	70.6	264.1	238.1
Total	$606.4	$615.3	$628.8	$688.4	$2,538.9	$2,491.0
Income from continuing operations before income taxes
FMC Agricultural Solutions	82.0	100.7	90.1	127.1	399.9	363.9
FMC Lithium	14.9	16.5	17.5	21.3	70.2	23.0
Segment operating profit (1)	96.9	117.2	107.6	148.4	470.1	386.9
Corporate and other	(16.7)	(19.4)	(18.5)	(30.0)	(84.6)	(63.0)
Adjusted earnings from continuing operations, before interest, income taxes and noncontrolling interests (Non-GAAP)	$80.2	$97.8	$89.1	$118.4	$385.5	$323.9

Interest expense, net	(15.8)	(15.2)	(15.4)	(16.5)	(62.9)	(60.9)
Corporate special (charges) income:
Restructuring and other (charges) income	(9.5)	(9.1)	(14.1)	(62.3)	(95.0)	(150.3)
Non-operating pension and postretirement charges	(1.1)	(1.2)	(0.2)	(20.9)	(23.4)	(29.8)
Acquisition related charges	(7.4)	(5.0)	(4.4)	(6.6)	(23.4)	(290.3)
Provision for income taxes	(20.4)	(20.5)	(6.5)	(2.7)	(50.1)	(5.2)
Discontinued operations, net of income taxes	22.7	20.2	31.1	7.0	81.0	711.1
Net income attributable to noncontrolling interests	(0.4)	(1.8)	0.1	(0.5)	(2.6)	(9.5)
Net income attributable to FMC stockholders	$48.3	$65.2	$79.7	$15.9	$209.1	$489.0
(1)     Referred to as Segment Earnings.

FMC CORPORATION
RECASTED - CAPITAL EXPENDITURES, DEPRECIATION, AMORTIZATION AND RESEARCH AND DEVELOPMENT DATA BY SEGMENT
(Unaudited, in millions)

	Year Ended December 31
(in Millions)	Capital Expenditures		Depreciation and Amortization		Research and Development Expense
	2016	2015	2016	2015	2016	2015
FMC Agricultural Solutions	$23.1	$29.2	$80.8	$60.5	$131.4	$132.4
FMC Lithium	24.4	17.4	14.8	12.2	3.1	3.5
Corporate	43.7	6.8	5.0	4.1	—	—
Total	$91.2	$53.4	$100.6	$76.8	$134.5	$135.9